UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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THERMOGENESIS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THERMOGENESIS CORP.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100

To the Stockholders of ThermoGenesis Corp.:

        You are cordially invited to attend the Annual Meeting of Stockholders of ThermoGenesis Corp. (the “Company”) to be held at 9:00 a.m. (PST), on December 15, 2003, at Lake Natoma Inn, located at 702 Gold Lake Drive, Folsom, California 95630.

        At the meeting, you will be asked (i) to elect five (5) directors of the Company, and (ii) to consider any other matters that come properly before the meeting.

        The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain information about the matter to be considered and acted upon, and you should read the material carefully.

        We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.

/s/ Philip H. Coelho

Philip H. Coelho,
Chairman of the Board and
Chief Executive Officer

October 27, 2003
Rancho Cordova, California

THERMOGENESIS CORP.
2711 Citrus Drive
Rancho Cordova, CA 95742
Telephone (916) 858-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 15, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ThermoGenesis Corp. (the “Company”), a Delaware corporation, will be held at Lake Natoma Inn, located at 702 Gold Lake Drive, Folsom, California 95630, on Monday, December 15, 2003, at 9:00 a.m. (PST) for the following purposes:

1.	To elect five (5) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting.

        The Board of Directors of the Company has fixed the close of business on October 20, 2003, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

        Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors

/s/ David C. Adams

David C. Adams Corporate Secretary

October 27, 2003
Rancho Cordova, California

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

THERMOGENESIS CORP.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

        We are furnishing this proxy statement to you in connection with the fiscal year 2003 Annual Meeting of Stockholders of ThermoGenesis Corp. (the “Company”) to be held on Monday, December 15, 2003, at 9:00 a.m. (PST) at Lake Natoma Inn, located at 702 Gold Lake Drive, Folsom, California 95630, and at any postponement or adjournment thereof (the “Meeting”).

        Only stockholders of record on October 20, 2003, are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.

        The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted “FOR” the nominees for the Board of Directors, and at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

        The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

        Our Annual Report for the fiscal year ended June 30, 2003, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

        This Proxy Statement and form of proxy were first mailed to stockholders on October 27, 2003.

RECORD DATE AND VOTING RIGHTS

        The Company is currently authorized to issue up to 50,000,000 shares of Common Stock, $0.001 par value and 2,000,000 shares of Preferred Stock, $0.001 par value. As of September 28, 2003, 39,462,060 shares of Common Stock were issued and outstanding and 158,000 shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval, and each share of Series A Convertible Preferred Stock shall be entitled to five (5) votes on all maters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is October 20, 2003.

        A majority of the outstanding shares of Common Stock of the Company, including the shares of Series A Convertible Preferred Stock on an as converted basis, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.

        Under Delaware law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. A majority of quorum is required to approve all other proposals. Abstentions are treated as a vote against the proposal and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

PROPOSAL 1—ELECTION OF DIRECTORS

General Information

        Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board has fixed the authorized number of directors at five (5) and is currently searching for suitable independent director candidates for future appointment to the Board.

        At the Meeting, stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of the Company’s Board of Directors.

Nominees for Director

        The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

        The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age

Philip H. Coelho	60
Patrick McEnany	56
Hubert E. Huckel, M.D	72
George J. Barry	50
Kevin Simpson	45

Biographies

Philip H. Coelho	Director since 1986

        Philip H. Coelho is the Company’s Chief Executive Officer and Chairman of the Board. From September 1989 to November 1997, Mr. Coelho served as the Company’s President. From October 1986 to September 1989, Mr. Coelho was Vice President and Director of Research, Development and Manufacturing. Mr. Coelho was President of Castleton, Inc. from October 1983 until October 1986. Castleton developed and previously licensed the Insta Cool technology to the Company. Mr. Coelho serves on the Board of Directors for Kourion Therapeutics and Mediware Information Systems, Inc. Mr. Coelho has a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis and is the inventor or co-inventor on the majority of the Company’s patents.

Patrick McEnany	Director rejoined in 1997

        Patrick J. McEnany is a founder and Chief Executive Officer of Catalyst Pharmaceutical Partners, a drug development company since its formation in January 2002. From 1991 to April of 1997, Mr. McEnany was Chairman and President of Royce Laboratories, Inc., a Miami, Florida based manufacturer of generic prescription drugs. From 1997 to 1998, after the merger of Royce into Watson Pharmaceuticals, Inc., Mr. McEnany served as President of the wholly-owned Royce Laboratories subsidiary and Vice President of Corporate Development for Watson Pharmaceuticals, Inc. From 1993 through 1997, he also served as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. He currently serves on the Board of Directors for Renal CarePartners, Inc., an operator of kidney dialysis centers, and the Jackson Memorial Hospital Foundation. Mr. McEnany also served on the Board of Directors of Med/Waste, Inc. from March 2000 until February 13, 2002, when that company filed for voluntary bankruptcy protection under federal bankruptcy laws.

Hubert E. Huckel, M.D.	Director since 1997

    Dr. Huckel joined the Board of Directors in 1997. He is a founder of Catalyst Pharmaceutical Partners and serves as its Chairman of the Board. In addition, he is on the Board of Directors of Titan Pharmaceuticals, Inc., Amarin Pharmaceuticals, plc and Valera Pharmaceuticals, Inc. He spent 29 years with the Hoechst Group (“Hoechst” now “Aventis”), and was at the time of his retirement, Executive Chairman of the Board of Hoechst-Roussel Pharmaceuticals, Inc. Dr. Huckel received his M.D. degree from the University of Vienna, Austria, and is a member of the Rockefeller University Council.

George J. Barry	Director since 2002

    Mr. Barry rejoined Mediware Information Systems, Inc. in January 2001 as President and Chief Executive Officer and serves on its Board of Directors. He previously served as Mediware Information Systems’ Chief Financial Officer from 1997 through 1998 and acted as an advisor to the Board of Directors thereafter. Mr. Barry has been a senior manager of software technology companies for over 16 years. He was employed as Vice President and Chief Financial Officer of Silvon Software, Inc. from 1999 through 2000; Chief Financial Officer at Microware Systems from 1994 to 1996; Executive Vice President and Chief Financial Officer at Comptech Research from 1992 to 1994 and as Group Chief Financial Officer for Dynatech Corporation from 1986 to 1992. Mr. Barry is a Certified Public Accountant and holds a Masters in Business Administration from the University of Wisconsin, Madison.

Kevin Simpson	Director since 2003

        In January 2003, Mr. Simpson joined the Company as President and Chief Operating Officer and was also appointed to the Company’s Board of Directors. Mr. Simpson has over 20 years experience in key management positions within life sciences based companies. In 2001 and 2002, Mr. Simpson was General Manager of the Pathogen Reduction Technology Business Unit at Gambro Healthcare, Inc. Prior to that, he was a Managing Consultant in the Strategy Group of Breakaway Solutions Inc., a provider of hosted business to business e-commerce applications and packaged applications from 2000 — 2001 and was President and Chief Executive Officer of Thermo Technology Ventures, Inc., consultants to emerging growth companies from 1998 — 2000. Prior to that, Mr. Simpson spent eight years at Haemonetics Corporation, most recently as Vice President of the Commercial Plasma Business Unit and Vice President, Sales and Sales Operations for plasma sales. Mr. Simpson holds a Bachelor of Science in Mechanical Engineering from Purdue University and a Masters of Business Administration from Harvard Business School.

RECOMMENDATION OF THE BOARD

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

Executive Officers of the Company

Set forth below is information about the executive officers and key employees of the Company during the past fiscal year:

Name	Position	Age
Philip H. Coelho	Chief Executive Officer	60
Kevin Simpson	President and Chief Operating Officer	45
Renee M. Ruecker	Chief Financial Officer	39
Dan Segal	V.P. of Sales/Marketing	48
Sam Acosta	Former V.P. Manufacturing Operations	60

        Executive officers serve at the pleasure of the Board. There are no family relationships between any of the directors, executive officers or key employees.

        Biographies

        The biographies of Mr. Coelho and Mr. Simpson can be found under Proposal 1 – Election of Directors.

        Renee M. Ruecker was appointed Chief Financial Officer in January 2003. Ms. Ruecker joined the Company in August 1997 as Director of Finance and subsequently assumed the position of V.P. Finance/Accounting in August 1998. Prior to joining the Company, Ms. Ruecker was a manager in the Audit and Business Advisory Department at Price Waterhouse LLP. Ms. Ruecker received her Bachelor of Science Degree in Business Administration from the California Polytechnic State University in San Luis Obispo and is a certified public accountant.

        Dan Segal has been with the Company since 1997 and has held various positions including Director of Sales & Marketing Blood Products and Director of Corporate Sales. Mr. Segal assumed the position of V.P. Sales/Marketing in August 2000. Mr. Segal’s experience prior to joining the Company includes over 13 years in the Specialty Surgical Device & Implant market and two years in the blood processing products market, where he held various positions in Sales & Marketing. Mr. Segal graduated from Sonoma State College with a B.A. in Business Management.

        Sam Acosta joined the Company in December 1997 as V.P. Manufacturing Operations and served in such position until September 2003. Prior to joining the Company, Mr. Acosta was V.P. of Manufacturing at Dade International, MicroScan, formerly Baxter Diagnostics. Mr. Acosta was responsible for manufacturing engineering, materials management and distributions and quality control. Mr. Acosta received his Bachelor of Arts Degree in Business Administration from California State University Sacramento.

Committees of the Board of Directors

        The Audit Committee of the Board of Directors makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by our independent auditors and the progress and results of their work, and reviews our financial statements, internal accounting and auditing procedures and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent auditors and determines whether they are compatible with maintaining the auditor’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee consists of three independent directors: Messrs. Barry, McEnany, who chairs the Audit Committee, and Dr. Huckel.

        The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee are Mr. Howell, a current member of the Board of Directors who chairs the Compensation Committee but who will not stand for re-election to the Board of Directors at the Annual Meeting of Stockholders, Mr. McEnany and Dr. Huckel. During the year, Mr. Howell no longer met the definition of an independent director and therefore abstained on all matters submitted to the committee for voting.

        The Board of Directors does not have a Nominating Committee

        In fiscal 2003, the Board of Directors met four (4) times and took five (5) actions by unanimous consent, the Audit Committee met four (4) times and the Compensation Committee met four (4) times. Each director attended all of the meetings of the Board of Directors and of the committees upon which he served, except for Mr. Howell who attended 50% of the Audit Committee’s meetings through December 2002.

Audit Committee Report

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

        In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors’ independence.

        The Audit Committee has also met and discussed with the Company’s management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company’s independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor’s judgments regarding any and all of the above issues.

        Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2003, for filing with the Securities and Exchange Commission.

Respectfully submitted,
THERMOGENESIS CORP. AUDIT COMMITTEE

Patrick McEnany, Chairman
George Barry
Dr. Hubert Huckel

Directors of the Company

Compensation Committee Report on Executive Compensation

      Compensation Philosophy

        The Compensation Committee continues to emphasize the important link between the Company’s performance, which ultimately benefits all stockholders, and the compensation of its executives. Therefore, the primary goal of the Company’s executive compensation policy is to closely align the interests of the stockholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company, and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Company currently uses three integrated components — Base Salary, Incentive Compensation and Stock Options — to achieve these goals. More recently, the Committee has begun to focus more on principles of pay for performance and stock ownership, through option grants, to provide adequate incentive for completing tasks and operational hurdles the Company faces. The following outlines the overall compensation components.

      Base Salary

        The Base Salary component of total compensation is designed to compensate executives competitively within the industry and the marketplace. Base Salaries of the executive officers are established by the Compensation Committee based upon compensation data, the executive’s job responsibilities, level of experience, individual performance and contribution to the business. In making Base Salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor.

        Incentive Bonuses

        The Incentive Bonus component of executive compensation is designed to reflect the Compensation Committee’s belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. The Compensation Committee has directed that a formal written incentive plan with specified key milestones critical to the Company’s success be developed and implemented, and that the plan be weighted heavily towards achieving profitability before any bonus compensation would be earned. All executive employment contracts provide generally for a discretionary bonus of up to 35% of the executive’s base salary, which will be determined by the Compensation Committee based on individual performance criteria and Company achievement of profitability during the year.

        Long-term Incentives

        The Compensation Committee provides the Company’s executive officers with Long-term Incentive compensation in the form of stock option grants under the Company’s Amended 1994 Stock Option Plan and the Amended 1998 Equity Incentive Plan. The Compensation Committee believes that stock options provide the Company’s executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company’s Common Stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. It is the Company’s practice to grant options from time to time to executive officers at the fair market value of the Company’s common stock on the date of grant. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company’s long-term strategic performance goals. The number of stock options granted in prior years are also taken into consideration.

        In conclusion, the Compensation Committee believes that the Company’s current compensation levels are consistent with Company goals.

Respectfully submitted,
THERMOGENESIS CORP. COMPENSATION COMMITTEE

David Howell, Chairman
Hubert Huckel, M.D.
Patrick McEnany

Directors of the Company

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

        This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION			LONG-TERM COMPENSATION
NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS	OTHER ANNUAL COMP.	RESTRICTED STOCK AWARD(S)	SECURITIES UNDERLYING OPTIONS/SARs
Philip H. Coelho Chairman and Chief Executive Officer	2001 2002 2003	$181,000 $188,580 $224,000	$0 $22,000 $0	$30,000(1) $10,000(3) $12,000(5)	$0 $0 $0	350,000(2) 1,000,000(4) -0-
Kevin Simpson, President and Chief Operating Officer	2001 2002 2003	$0 $0 $109,000	$0 $0 $35,000	$0 $0 $17,000(6)	$0 $0 $0	0 -0- 300,000(7)
Renee M. Ruecker, Chief Financial Officer	2001 2002 2003	$109,000 $115,500 $133,000	$0 $0 $0	$1,000(8) $0 $1,000(9)	$0 $0 $0	-0- -0- 100,000(10)
Dan Segal, V.P. Sales/Marketing	2001 2002 2003	$113,000 $121,800 $145,000	$0 $0 $0	$4,000(11) $4,000(13) $0	$0 $0 $0	50,000(12) 100,000(14) --
Sam Acosta, V.P. Manufacturing Operations	2001 2002 2003	$136,000 $141,750 $149,000	$0 $0 $0	$9,000(15) $3,000(17) $3,000(18)	$0 $0 $0	95,040(16) -0- -0-

(1)

Represents payment of $7,000 in accrued vacation, $3,000 for a term life insurance policy for the benefit of Mr. Coelho and $20,000 as the difference between the price paid and the closing market value for 28,705 common shares in our April 2001 private financing.

(2)	Represents 350,000 stock options granted on December 14, 2000 at $1.875.

(3)	Represents payment of $7,000 in accrued vacation and $3,000 for a term life insurance policy for the benefit of Mr. Coelho.
(4)	Represents 1,000,000 stock options granted on June 28, 2002 at $2.12.
(5)	Represents payment of $9,000 in accrued vacation and $3,000 for a term life insurance policy for the benefit of Mr. Coelho.
(6)	Represents payment for reimbursable expenses related to relocation activities per Mr. Simpson’s employment agreement.
(7)	Represents 300,000 stock options granted on January 6, 2003 at $1.60.
(8)	Represents payment of accrued vacation.
(9)	Represents accrued vacation pay.
(10)	Represents 100,000 stock options granted on May 1, 2003 at $2.06.
(11)	Represents accrued vacation pay.
(12)	Represents 50,000 stock options granted on July 27, 2000 at $1.875.
(13)	Represents payment of accrued vacation.
(14)	Represents 100,000 stock options granted on June 28, 2002 at $2.12.
(15)	Represents payment of $3,000 in accrued vacation and $6,000 as the difference between the price paid and the closing market value for 8,610 common shares in the April 2001 private financing.
(16)	Represents 95,040 stock options granted on December 14, 2000 at $1.875.
(17)	Represents payment of accrued vacation.
(18)	Represents payment of accrued vacation.

        Employment Agreements

        During the 2003 fiscal year, the Compensation Committee recommended the employment agreement of Mr. Simpson and renewed the employment agreement of Ms. Ruecker.

        In June 2002, the Company and Mr. Coelho entered into an employment agreement whereby Mr. Coelho agreed to serve as Chief Executive Officer of the Company and receive compensation equal to $225,000 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Coelho is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed 35% percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated by Mr. Coelho or by the Company with or without cause. In the event Mr. Coelho is terminated by the Company without cause, Mr. Coelho will be entitled to receive severance pay equal to the greater of six months of his annual salary or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Coelho is terminated other than “for cause” upon a change of control, Mr. Coelho shall be paid an amount equal to three times his annual salary. The phrase “change of control” is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 2007.

        In January 2003, the Company and Mr. Simpson entered into an employment agreement whereby Mr. Simpson agreed to serve as President and Chief Operating Officer of the Company and receive compensation equal to $217,200 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Simpson is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed 35% percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated by Mr. Simpson or by the Company with or without cause. In the event Mr. Simpson is terminated by the Company without cause, Mr. Simpson will be entitled to receive severance pay equal to the greater of six months of his annual salary, or if terminated within the first full year of the Agreement, an amount equal to two years of his base salary, or if terminated in the second or third year of this Agreement, an amount equal to one year of his base salary. In addition, the employment agreement provides that in the event Mr. Simpson is terminated other than “for cause” upon a change of control, Mr. Simpson shall be paid an amount equal to three times his annual salary. The phrase “change of control” is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in January 2008.

        In January 2003, the Company entered into an employment agreement with Ms. Ruecker whereby Ms. Ruecker agreed to serve as Chief Financial Officer and receive compensation equal to $136,500 subject to annual increases as may be determined by the Board of Directors. Ms. Ruecker is eligible to receive bonuses based on her performance and the attainment of objectives established by the Company. Ms. Ruecker’s bonuses shall not exceed 35% of her base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Ms. Ruecker. In addition, the employment agreement provides that in the event Ms. Ruecker is terminated other than “for cause” upon a change of control, Ms. Ruecker will be paid an amount equal to three times her annual salary. The phrase “change of control” is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement, as extended, expires by its terms in January 2006.

        In May 2002, the Company renewed its employment agreement with Mr. Dan Segal whereby Mr. Segal agreed to serve as Vice President of Sales/Marketing and receive compensation equal to $148,575 subject to annual increases as may be determined by the Board of Directors. Mr. Segal is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Segal’s bonuses shall not exceed 35% of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Segal. In addition, the employment agreement provides that in the event Mr. Segal is terminated other than “for cause” upon a change of control, Mr. Segal will be paid an amount equal to three times his annual salary. The phrase “change of control” is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement, as extended, expires by its terms in August 2005.

        In December 2000, the Company entered into an employment agreement with Mr. Acosta whereby Mr. Acosta agreed to serve as V.P. of Manufacturing Operations and receive compensation equal to $135,000 subject to annual increases as would be determined by the Board of Directors. Mr. Acosta left the Company in September 2003, thereby terminating the agreement, as permitted by mutual consent of the parties. Mr. Acosta was eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses were not to exceed 35% of his base salary in effect for any given year and were subject to Compensation Committee oversight for meeting stated objectives. In addition, the employment agreement provided that in the event Mr. Acosta was terminated other than “for cause” upon a change of control, Mr. Acosta would be paid an amount equal to three times his annual salary. The phrase “change of control” was defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement would otherwise have expired by its terms in December 2003.

        Amended 1998 Equity Incentive Plan

        On February 2, 1998, the stockholders of the Company approved the 1998 Equity Incentive Plan (the “1998 Plan”). The Plan is administered by the Compensation Committee. In January 2003, the stockholders of the Company approved an amendment to the 1998 Plan to increase the number of options available for grant by 1,000,000. Thus, under the Plan, a total of 3,798,000 shares of Common Stock may be issued.

        The 1998 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1998 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company. As of June 30, 2003, 2,554,374 options had been granted under the 1998 Plan and 629,834 shares of common stock have been issued pursuant to the 1998 Plan. Exercise prices for options under the 1998 Plan range from $1.125 to $3.00.

        The Amended 1994 Stock Option Plan

        The Company’s Amended 1994 Stock Option Plan (the “1994 Plan”) was originally approved by the Company’s stockholders in January 1995 and amended at the Annual Meetings on May 29, 1996 and May 29, 1997. A total of 1,450,000 (post-consolidation) shares were approved by the stockholders for issuance under option agreements, subject to the 1994 Plan.

        The 1994 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1994 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.

        As of June 30, 2003, 1,229,192 options had been granted under the 1994 Plan and 511,193 shares of common stock have been issued pursuant to the 1994 Plan. Exercise prices for options under the 1994 Plan range from $1.125 to $2.50.

        2002 Independent Directors’ Equity Incentive Plan

        The 2002 Independent Directors Equity Incentive Plan (“2002 Plan”) permits the grant of stock or options to independent directors. A total of 250,000 shares were approved by the stockholders for issuance under the 2002 Plan.

        As of June 30, 2003, 132,000 options had been granted under the 2002 Plan and no shares of common stock have been issued pursuant to the 2002 Plan. Exercise prices for options under the 2002 Plan range from $1.81 to $2.34.

Equity Compensation Plan Information

        The following table provides information for all of the Company’s equity compensation plans and individual compensation arrangements in effect as of June 30, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securities holders	2,774,539	$1.88	1,581,934
Equity compensation plans not approved by security holders	25,000	$1.57	-
Total	2,799,539		1,581,934

Options Granted in Last Fiscal Year

        The following table provides information relating to stock options granted during the year ended June 30, 2003.

Individual Grants

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Base Price ($/sh)	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5%(1) 10%(1)
Kevin Simpson	300,000	58%	$1.60	January 6, 2008	$132,615	$293,045
Renee Ruecker	100,000	19%	$2.06	May 1, 2010	$83,863	$195,436

(1)

The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future common stock prices, or actual performance.

Ten-Year Options/SAR Repricings

        There were no repricing of options for the fiscal year ended June 30, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth executive officer options exercised and option values for fiscal year ended June 30, 2003 for all executive officers at the end of the year.

Name	Shares Acquired Or Exercised	Value Realized	Number of Options at June 30, 2003 (Exercisable/ Unexercisable)	Value of Unexercised In- the-Money Options at June 30, 2003 (Exercisable/ Unexercisable)(1)
Phil Coelho	--	--	700,000/800,000	$753,000/$592,000
Kevin Simpson	--	--	300,000/0	$378,000/$0
Renee Ruecker	--	--	46,000/100,000	$80,000/$80,000
Dan Segal	$50,000	$25,000	38,333/66,667	$33,000/$49,000
Sam Acosta	--	--	142,040/0	$175,000/$0

(1)     Based on June 30, 2003 year-end closing bid price of $2.86.

Compensation of Directors

        All directors who are not employees of the Company are paid a quarterly fee of $3,000, a meeting fee of $1,000 per Board meeting attended in person ($500 for attendance by telephonic conference), and options to purchase 4,000 shares of the Company’s common stock pursuant to the Amended 1994 Stock Option Plan upon completion of each full year of service. In addition, members of the Board’s Audit and Compensation Committees receive $500 per meeting attended in person ($250 for attendance by telephonic conference).

Compliance with Section 16 of the Securities Exchange Act of 1934

        Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission, directors and officers of the Company and persons who own more than 10% of the Company’s common stock timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, except that (i) the outside directors, Mr. Howell, Mr. McEnany, Dr. Huckel, Mr. Barry and Mr. Cape were inadvertently late reporting an automatic option grant under the Amended 1994 Stock Option Plan, (ii) Mr. Howell was one day late reporting one disposition of common stock that was 89.5% beneficially owned by an entity in which he is a general partner, and (iii) Ms. Ruecker was one day late reporting one acquisition of an option.

STOCK PERFORMANCE GRAPH

Five-Year Common Stock Performance Graph

        The following graph compares the performance of the Company’s common stock during the period June 30, 1998 to June 30, 2003, with Nasdaq Stock Market Index and the Company’s peer group of Nasdaq stocks.

Comparison of Five—Year Cumulative Total Returns
Performance Graph for
ThermoGenesis Corp.

Produced on 09/26/2003 including data to 06/30/2003

$400
$300
$200
$100
$0
06/30/1998
06/30/1999
06/30/2000
06/29/2001
06/28/2002
06/30/2003
130.7
126.6
87.3

Legend

Symbol	CRSP Total Returns Index for:	06/1998	06/1999	06/2000	06/2001	06/2002	06/2003
———— ■	ThermoGenesis Corp.	100.0	54.3	82.9	96.0	96.9	130.7
—— —— ★	Nasdaq Stock Market (US Companies)	100.0	143.7	212.4	115.5	78.7	87.3
– – – – ▲	NASDAQ Stocks (SIC 3820—3829 US Companies) Lab Apparatus & Analyt, Opt, Measuring, & Controlling Instr	100.0	142.5	329.9	216.7	126.5	126.6

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year—end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 06/30/1998.

12238/80000060 Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

©Copyright 2003

        One index chosen for the performance graph above, namely Nasdaq Stocks with Standard Industrial Classification (“SIC”) 3820-3829 (Lab Apparatus & Analyt, Opt, Measuring & Controlling Instr) is in contrast with a performance graph index appearing in the Company’s proxy statements for prior years, that of Nasdaq stocks with SIC 3580-3589 (Refrigeration and Service Industry Machinery). The Company has formally identified its appropriate SIC with the SEC as 3821 and believes that the new comparison is more appropriate. Nevertheless, a performance graph using the same index as in the Company’s proxy statements in prior years is depicted below for contrast. The total returns index for Lab Apparatus et al. for the period ending June 30, 2003 was 126.6, whereas the total returns index for Refrigeration et al. for the same period was 81.7.

Comparison of Five–Year Cumulative Total Returns
Performance Graph for
ThermoGenesis Corp.

Produced on 10/06/2003 including data to 06/30/2003

$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
06/30/1998
06/30/1999
06/30/2000
06/29/2001
06/28/2002
06/30/2003
130.7
87.3
81.7

Legend

Symbol	CRSP Total Returns Index for:	06/1998	06/1999	06/2000	06/2001	06/2002	06/2003
———— ■	ThermoGenesis Corp.	100.0	54.3	82.9	96.0	96.9	130.7
—— —— ★	Nasdaq Stock Market (US Companies)	100.0	143.7	212.4	115.5	78.7	87.3
– – – – ▲	NASDAQ Stocks (SIC 3580–3589 US Companies) Refrigeration and Service Industry Machinery	100.0	101.3	83.2	90.3	102.1	81.7

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year–end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 06/30/1998.

12253 Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.
©Copyright 2003

        There can be no assurance that the Company’s stock performance will continue into the future with the same or similar trends depicted in the graph above. The market price of the Company’s common stock in recent years has fluctuated significantly, and it is likely that the price of the stock will fluctuate in the future. The Company does not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by the Company to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission, or (iii) to be incorporated by reference in any filings by the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, each, as amended.

Voting Securities and Principal Holders

        The following table sets forth certain information as of September 28, 2003, with respect to the beneficial ownership of our common stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock.

        Unless otherwise indicated, the address for each listed stockholder is: ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Federated Kaufmann Fund	3,723,062	9%
140 E. 45th St., 43rd Fl
New York, NY. 10017

Pentagram Partners, LP	2,023,910	5%
630 Fifth Ave., 20th Floor
New York, NY. 10100

Philip H. Coelho	909,446	2%

Edward G. Cape, Ph.D.	104,000	*%

George J. Barry	69,000	*%

David S. Howell	304,846	*%

Hubert E. Huckel, M.D.	98,000	*%

Patrick McEnany	142,158	*%

Kevin Simpson	300,000	*%

Officers & Directors as a group (11)	2,221,129	5%

* Less than 1%.

(1)

“Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2)	Includes 277,777 shares issuable upon the exercise of warrants.
(3)	Includes 583,485 shares issuable upon the exercise of warrants.
(4)	Includes 700,000 shares issuable upon the exercise of options and 15,741 shares issuable upon the exercise of warrants.
(5)	Includes 104,000 shares issuable on the exercise of options. Mr. Cape is a current member of the Company’s Board of Directors but will not stand for re-election at the Annual Meeting of Stockholders.
(6)	Includes 69,000 shares issuable on the exercise of options.
(7)

Includes 58,000 shares issuable upon the exercise of options and 19,000 shares issuable upon exercise of warrants. Also includes 168,205 shares and 59,641 shares issuable upon the exercise of warrants owned by New England Venture Partners, LP. Mr. Howell is the President and a shareholder of the General Partner of New England Venture Partners, LP. Mr. Howell disclaims ownership of 89.8% of New England Venture Partners LP.

(8)

Includes 78,000 shares issuable upon the exercise of options. Also includes 20,000 shares issuable upon the exercise of warrants owned by HEH Investment Partners, LP. Dr. Huckel is the general partner of HEH Investment Partners, LP.

(9)

Includes 78,000 shares issuable upon the exercise of options. Also includes 829 shares and 20,000 shares issuable upon the exercise of warrants owned by McEnany Holding, Inc. Mr. McEnany is the sole shareholder of McEnany Holding, Inc.

(10)	Includes 300,000 shares issuable on the exercise of options.
(11)

Includes 20,610 shares, 142,040 shares issuable upon the exercise of options and 4,722 shares issuable upon the exercise of warrants owned by Sam Acosta. Includes 34,474 shares, 46,000 shares issuable upon the exercise of options and 4,000 shares issuable upon the exercise of warrants owned by Renee Ruecker. Includes 3,500 shares and 38,333 shares issuable upon the exercise of options owned by Dan Segal.

Certain Relationships and Related Transactions

        During the fiscal year June 30, 2003, the Company paid David Howell, a current member of the Board of Directors who will not stand for re-election at the Annual Meeting of Stockholders, $101,000 for consulting services related to the Company’s strategic initiatives.

Other Matters

        The Board of Directors knows of no other matters that may or are likely to be presented at the Meeting. However, in the event any other matters arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

Relationship with Independent Auditors

        The Company retained the firm of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 2003. The Company expects a representative of Ernst & Young LLP to be present at the Annual Meeting of Stockholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

Audit Fees

        Fees for audit services by Ernst and Young LLP totaled approximately $125,000 and $106,000 for the fiscal years ended June 30, 2003 and 2002, respectively, including fees associated with the annual audits of our financial statements, review of the financial statements included in our quarterly reports on Form 10-Q, consents, assistance with the review of documents filed with the SEC, and accounting consultations.

Audit-Related Fees

        Ernst & Young LLP did not bill us for audit-related services for the fiscal years ended June 30, 2003 and 2002.

Tax Fees

        Fees for tax preparation by Ernst and Young LLP totaled approximately $8,500 and $7,500 for the fiscal years ended June 30, 2003 and 2002, respectively.

All Other Fees

        Ernst & Young LLP did not bill us for any other services for the fiscal years ended June 30, 2003 and 2002.

Stockholder Proposals

        Proposals by stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received by us not later than August 31, 2004, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

        For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on September 12, 2004, and advises stockholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on September 12, 2004.

        Notices of intention to present proposals at the 2004 Annual Meeting should be address to Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information

        The Annual Report for the fiscal year ended June 30, 2003, including audited financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the Securities and Exchange Commission (“SEC”). The public can obtain copies of these materials by visiting the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.

        Copies of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2003, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to the Company, 2711 Citrus Drive, Rancho Cordova, California 95742, Attention: Renee M. Ruecker, Chief Financial Officer.

        ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ David C. Adams

David C. Adams,
Corporate Secretary

October 27, 2003
Rancho Cordova, California

PROXY	PROXY

THERMOGENESIS CORP.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip H. Coelho and Kevin Simpson as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of October 20, 2003, at the Annual Meeting of Stockholders to be held at Lake Natoma Inn, located at 702 Gold Lake Dr., Folsom, California 95630, at 9:00 a.m., (PST), on December 15, 2003, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1.	Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2004.

Nominees

Philip H. Coelho	[	]	FOR	[	]	WITHHOLD AUTHORITY
Patrick McEnany	[	]	FOR	[	]	WITHHOLD AUTHORITY
Hubert E. Huckel, M.D	[	]	FOR	[	]	WITHHOLD AUTHORITY
George J. Barry	[	]	FOR	[	]	WITHHOLD AUTHORITY
Kevin Simpson	[	]	FOR	[	]	WITHHOLD AUTHORITY

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: ____________________, 200__

________________________

Signature

________________________

Signature

Common Stock

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY	PROXY

THERMOGENESIS CORP.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100

Telephone (916) 858-5100

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip H. Coelho and Kevin Simpson as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of October 20, 2003, at the Annual Meeting of Stockholders to be held at Lake Natoma Inn, located at 702 Gold Lake Dr., Folsom, California 95630, at 9:00 a.m., (PST), on December 15, 2003, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1.	Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2004.

Nominees

Philip H. Coelho	[	]	FOR	[	]	WITHHOLD AUTHORITY
Patrick McEnany	[	]	FOR	[	]	WITHHOLD AUTHORITY
Hubert E. Huckel, M.D	[	]	FOR	[	]	WITHHOLD AUTHORITY
George J. Barry	[	]	FOR	[	]	WITHHOLD AUTHORITY
Kevin Simpson	[	]	FOR	[	]	WITHHOLD AUTHORITY

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: ____________________, 200__

______________________

Signature

_______________________

Signature

Series A Convertible Preferred Stock

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.